Exhibit 99.1

PRESENTATION TITLE A wholly - owned subsidiary of (SIX: WIHN, NASDAQ: WKEY) WISeKey International Holding AG (Nasdaq: WKEY) and Columbus Acquisition Corp. (Nasdaq: COLA) Execute Definitive Business Combination Agreement to Publicly List WISeSat.Space Corp. November 9, 2025

In connection with the proposed business combination, WISeSat . Space Holdings Corp . (“ Pubco ”) will file a registration statement on Form F - 4 (the “Registration Statement”) that will include a proxy statement of Columbus Acquisition Corp . (“Columbus”) and a prospectus of Pubco . The Registration Statement has not been filed with the SEC, and the SEC has not declared the Registration Statement effective . Subject to the SEC declaring the Registration Statement effective, its proxy statement/prospectus will thereafter be sent to all Columbus shareholders for purposes of voting in a meeting of Columbus shareholders to approve the business combination and related matters . Before making any voting decision, securities holders of Columbus are urged to read the proxy statement/prospectus, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available, because they will contain important information about the proposed business combination and the parties to the proposed business combination . Investors and other interested persons will be able to obtain free copies of the Registration Statement, its proxy statement/prospectus and exhibits, and all other relevant documents filed or that will be filed with the SEC by Pubco , Columbus and the Company through the website maintained by the SEC at www . sec . gov . In addition, the documents filed by the Company or Pubco may be obtained free of charge from the Company’s website at https : //www . wisekey . com, or by written request to the Company, General - Guisan - Strasse 6 Zug, 6300 , Switzerland, Attention : Chief Financial Officer . The documents filed by Columbus may be obtained free of charge by written request to Columbus Acquisition Corp, 14 Prudential Tower Singapore, 049712 Singapore . The Company, Pubco and Columbus and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Columbus’s shareholders in connection with the proposed business combination . Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 20 - F, which was filed with the SEC on April 17 , 2025 . Information about Columbus’s directors and executive officers and their ownership of Columbus’s securities is set forth in Columbus’s filings with the SEC, including Columbus’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2024 , which was filed with the SEC on March 31 , 2025 . To the extent that holdings of Columbus’s securities have changed since the amounts set forth in Columbus’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement and its proxy statement/prospectus when it becomes available . Shareholders, potential investors, and other interested persons in respect of the Company, Pubco and Columbus should read the Registration Statement, proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . This presentation has been prepared by WISeKey International Holding AG and its subsidiary WISeSat . Space Corp . (collectively, the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation, express or implied, by the Company or any director, employee, agent, or adviser of the Company . This presentation is not a recommendation relating to the purchase or sale of any security or as to any other matter by the Company or any other person . This presentation does not purport to contain all of the information that may be required for any evaluation and does not constitute investment, tax, financial or legal advice . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . All statements other than statements of historical facts contained in this presentation, including regarding the Company’s strategy, future operations, financial position or results of operations, as well as the Company’s expectations, estimates, prospects, plans, opinions or beliefs are forward looking statements . The words “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “targets” or “objective” are intended to identify forward looking statements, although not all forward looking statements contain these identifying words . The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors, many which are beyond the Company’s control, that may cause actual results to differ materially from what is presented or implied herein . Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward looking statements . These forward looking statements speak only as of the date of this presentation and should not be construed as statements of facts . The projections, estimates, targets and financial forecasts in this presentation, if any, including relating to income sources, revenue growth, and equity values, among other things, are forward looking statements . These statements should not be relied upon as being necessarily indicative of future results . The inclusion of the unaudited financial projections or other forward looing statements in this presentation is not an admission or representation that such information is material . The assumptions and estimates underlying the unaudited financial projections or other forward looking statements are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections or such statements . There can be no assurance that any prospective results are indicative of future performance or that actual results will not differ materially from those presented in any such projections or statements . Inclusion of any unaudited financial projections in this presentation or any forward looking statements should not be regarded as a representation by any person that the results contained in the unaudited financial projections or any such statements are indicative of future performance or will be achieved . The presentation also contains estimates made, and other statistical data published, by independent parties relating to market size and growth and other data about industries of the Company, as well as by management’s estimates . This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of such industries in which the Company operates that are subject to a high degree of uncertainty . The Company cautions not to give undue weight to such projections, assumptions and estimates . This presentation contains trademarks, service marks, trade names and copyrights of third parties which are the property of their respective owners . The use or display of any third party’s trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company . Solely for convenience, the trademarks, service marks, trade names and copyrights may appear without the TM, SM or other registration or copyright symbols or designations .

3 WISeSat.Space – the space arm of WISeKey delivering ultra - secure nanosatellite IoT connectivity. 100 - satellite constellation planned by 2030. Quantum - ready, end - to - end secure communications from orbit. Strong ecosystem of European and global partners. Securing the Internet of Things from Space

Company Overview • Enables secure IoT data transmission anywhere on Earth. • Combines space, IoT, and cybersecurity expertise. • Operates under European digital sovereignty principles. 4 Subsidiary of WISeKey, Swiss - based cybersecurity leader.

Transaction Overview

Proposed Transaction Overview

- WISeKey International Holding AG (WISeKey) (Nasdaq:WKEY) to take public its subsidiary WISeSAT.Space Corp. (WISeSat), through a SPAC business combination with Columbus Acquisition Corp.
- WISeKey (market cap $108.2M)[1] functions as a holding company and has had historical success spinning out subsidiary SEALSQ Corp (NasdaqGS: LAES) (market cap $1.07B)[1] referred to as SEALSQ. WISeKey intends to do a similar value-unlock transaction for WISeSat.
- WISeSat anticipated to be funded with up to $10mm prior to the closing of the SPAC transaction by SEALSQ and WISeKey.

Core Platform Segments & Capabilities

- **Flight Segment:** In-house dev (14 sats active)[1], scalable/modular business, hosted payloads for SIGINT, EO, PNT, IoD/IoV & IoT.
- **Field Segment:** Own GS network (Spain, NZ, Switzerland), GSaaS integration, dual comms bubbles, quantum-proof SealSQ 2 secure element.
- **Users Segment:** MIoT apps for military ops, secure comms & IAM, device/IoT authentication, digital signatures & blockchain for data integrity.

Service Models & Products

- **Satellite As A Service:** Annual sensor subscriptions, end-to-end infra (constellation, GS network, SW/servers), custom sensors & backend integration.
- **Hybrid IoT Satellite Communications**: Enhanced data-privacy controls, cost-efficient shared sat services, seamless scalability & broad coverage.
- **Private Constellation**: Buy-your-own WISeSAT sats with standard IoT payload, managed or self-managed options, bespoke sensors & client backend hooks.

Growth Strategy & Market Expansion

- Actively working with Swiss governmental organizations with plans to expand significantly.
- Contracting with logistics companies for services.
- Cross-sell additional services to existing clients across segments.
- Win new customers by introducing adjacent offerings and sensor types, such as municipalities.
- Penetrate new end markets and geographies.

1. As of 11/6/2025

WISeSat

5

Transaction Details

Pro Forma Valuation[1,2]

($mm, except per share data)	
Pro Forma Shares Outstanding[1]	34.8
(x) Illustrative Share Price	$10.00
Pro Forma Equity Value	**$348.3**
(-) Pro Forma Net Cash	67.7
Pro Forma Enterprise Value	**$280.7**

Pro Forma Share Ownership		
Existing Target Shareholders (Incl. Shares to Advisor)	25,000,000	71.8%
SPAC Public Shareholders (Incl. Public Rights)	7,067,143	20.3%
SPAC Founder Shares (Incl. Private Placement)	1,767,760	5.1%
PIPE Shares[3]	1,000,000	2.9%
Total	**34,834,903**	**100.0%**

Illustrative Sources & Uses

Sources ($mm)	
SPAC Cash in Trust[1]	$61.7
Target Equity	$250.0
Target Net Cash	$10.0
SPAC Founder Shares	$17.7
Total Sources	**$339.3**

Uses ($mm)	
Total Stock to WISeSat	$250.0
Cash Paid for Redemptions	$0.0
Estimated Fees & Expenses[2]	$4.0
Cash to Balance Sheet[1]	$67.7
SPAC Founder Shares	$17.7
Total Uses	**$339.3**

Pro Forma Share Ownership[1]



71
20
5
2
Existing Target Shareholders + Advisor
SPAC Public Shareholders
SPAC Founder Shares
PIPE Shares

1. Assumes no redemptions, SPAC cash as of 9/30/2025, excludes any awards under the new equity incentive plan to be adopted at the closing.
2. Excludes stock fees payable to advisors.
3. An affiliate of WISeSAT currently intends to fund a $10 million PIPE financing into WISeSAT prior to the closing.

6

7 Contracting with Swiss Governmental Organizations and International Logistics Companies Financial Support from Parent Group Significant Market Opportunity Perpetual Licenses for Space - Based Quantum Technology from WISeKey and SEALSQ IP Seasoned Management Attractive Entry Point With Growth Potential Investment Highlights

Vision , Mission & Goal Vision: Build a secure, quantum - resilient space infrastructure for IoT. 8 Mission: Deliver trust, security, and connectivity across the planet — even in remote regions. Goal: Democratize space - enabled IoT for global industries.

Market Opportunity 25 Billion Global IoT devices expected to exceed by 2030. 60% + O f the world lacks reliable terrestrial connectivity. 9 WISeSat is positioned to provide affordable and secure satellite IoT access Rising demand for secure, sovereign communications.

Technology Stack WISeSat Nanosatellites : Low Earth Orbit (LEO) platforms. LPWAN Protocols : LoRa & NB - IoT for scalable IoT networks. INeS Platform : Secure cloud for identity and data management. SEALSQ Quantum - Ready Semiconductors for post - quantum encryption. 10

Security & Cryptography • End - to - end encryption and device authentication. • Post - quantum cryptography integrated at hardware level. 11 • Root of Trust via WISeKey infrastructure. • Designed to ensure authenticity, confidentiality, and data integrity.

Satellite Constellation Plan Progressive deployment toward 100 satellites by 20 30 . Generational growth with enhanced coverage and bandwidth. Supports real - time IoT operations across all geographies. 12

Direct - to - Device (D2D) Services Secure communications directly to IoT sensors — no ground gateway. Ideal for defense, energy, logistics, and critical infrastructure. Enables independent, resilient data transmission. 13

Strategic Technology Partners Additional partners… • An Indian based launch collaboration signed in 2025. • A European - based launch partner signed in 2025. • A European LEO satellite service provider to expand the European LEO coverage. • An East European nanosatellite deployment partner. • A launch collaboration with a Korean provider. 14 WISeSat collaborates with world - class innovators to deliver secure, scalable, and quantum - resilient satellite IoT connectivity . Its partners, FOSSA Systems, SEALSQ, and SpaceX , drive mission to transform global communication for industries like logistics, agriculture, and critical infrastructure . SpaceX

Use Case: Utilities 15 Objective: Optimize resource distribution and reduce losses. Challenges: 25 – 50% of distributed water lost due to leaks or poor pressure control WISeSat Solution: IoT nodes monitor pressure, flow, and leaks in real time. Benefits: Reduced losses, predictive maintenance, and OPEX savings.

Use Case: Oil & Gas 16 Objective: Ensure safety, reduce leakage, and maintenance costs. Challenges: Pipelines in remote regions with high inspection costs. WISeSat Solution: IoT sensors measure voltage, temperature, pressure. Benefits: Prevent corrosion, reduce downtime, enhance ESG compliance.

Use Case: Smart Farming 17 Objective: Increase efficiency and sustainability in agriculture. Challenges: Limited connectivity in rural areas for precision farming. WISeSat Solution: IoT sensors track soil humidity, weather, crop conditions. Benefits: 30% resource savings, higher yields, climate - smart farming.

Use Case: Defense & Security 18 Objective: Enable independent, sovereign defense communications. Challenges: High SATCOM costs, vulnerability to jamming/spoofing. WISeSat Solution: IoBT sensors, SIGINT detection, 5G tactical networks. Benefits : Strategic autonomy, secure real - time intelligence.

Blockchain & SEALCOIN from Space First blockchain transaction from orbit achieved in 2024. Integration of WISeKey, SEALCOIN, SEALSQ, and Hedera technologies. Foundation for decentralized, space - based digital economy. 19

Key Differentiators 20 Security Utilizes advanced encryption, including SEALSQ's post - quantum cryptography, to safeguard critical IoT data against current and future threats. Cost - Effective Offers low - cost satellite IoT connectivity, reducing deployment and operational expenses compared to traditional satellite services. Easy Deployment Provides seamless integration with existing systems, enabling rapid and straightforward implementation for diverse applications. Global Coverage Delivers reliable, worldwide connectivity through low - cost satellites, independent of third - party operators, ensuring accessibility in remote areas. Sovereign Supports secure, autonomous IoT networks, ideal for industries like logistics, agriculture, and smart cities, with robust PKI and secure elements

Recent Milestones (2024 – 2025) • Launch of next - gen satellites via SpaceX (Jan uary and June 2025). • Creation of WISeSat España SA (Andalusia HQ). • MoU with a military provider for secure communications. • Multiple p artnerships to expand the network of providers, launches and our LEO constellation. • Launch of SEALCOIN orbital proof - of - concept. 21

Recent Milestones (2024 – 2025) 22

Roadmap to 20 30 23 2025 • 2nd - gen satellite launch (Nov.). 2027 - 2028 • Expansion to 50 satellites, D2D rollout. 2029 - 2030 • Full 100 - satellite constellation operational. Beyond • Quantum - resistant IoT economy.

Closing / Call to Action • Re defining secure IoT from orbit. • Proven technology, strategic partnerships, and strong market demand. • Seeking investment to accelerate constellation growth and adoption. 24

Thank you WISeKey SA +21502 - 555 - 0152 info@wisekey.com www.wisesat.space The Equity Group Inc. Lena Cati Tel: +1 212 836 - 9611 lcati@theequitygroup.com